UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )
________________________________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12

Vontier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

VONTIER CORPORATION

2026 Annual Meeting

Vote by June 3, 2026 11:59 PM Eastern Time. For shares held in a Plan, vote by May 29, 2026 11:59 PM Eastern Time.

VONTIER CORPORATION
5438 WADE PARK BOULEVARD, SUITE 600
RALEIGH, NC 27607

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You invested in VONTIER CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 4, 2026
12:30 p.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/VNT2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1a.	Election of Director: Karen C. Francis	For
1b.	Election of Director: Gloria R. Boyland	For
1c.	Election of Director: Maryrose Sylvester	For
1d.	Election of Director: Robert L. Eatroff	For
1e.	Election of Director: David M. Foulkes	For
1f.	Election of Director: Mark D. Morelli	For
1g.	Election of Director: J. Darrell Thomas	For
2.	To ratify the appointment of Ernst & Young LLP as Vontier's independent registered public accounting firm for the year ending December 31, 2026.	For
3.	To approve, on an advisory basis, Vontier's named executive officer compensation as disclosed in the Proxy Statement.	For

NOTE: To consider and act upon other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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